ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos. gov

Filed in the office of	Document Number
/s/ Ross Miller	20140510143-41
Ross Miller	Filing Date and Time
Secretary of State	07/16/2014 10:49 AM
State of Nevada	Entity Number
E0366432014-2

ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)

1. Name of Corporation:                                    GLOBAL GARD, INC.

2. Registered Agent                                           INCORP SERVICES, INC.

Name and Street

Address:

3. Shares:                                                            Number of shares with par value: 200,000,000

                                                                            Par value: $.001

                                                                            Number of shares without par value: 0

4. Names &                                                        PHIRAPHAT SIWARIRAT

Addresses                                                         2360 Corporate Circle Ste 400
                                                                            Henderson, NV
                                                                            Zipcode: 89074-7722

Of Board of

Directors/Trustees:

5. Purpose:                                                        Any legal purpose

7. Names, Addresses                                      PHIRAPHAT SIWARIRAT

and Signature of                                              2360 Corporate Circle Ste 400                /s/  Phiraphat Siwarirat
Incorporator                                                     Henderson, NV
                                                                           Zipcode: 89074-7722

8. Certificate of                                                I hereby accept appointment as Resident Agent for the above
Acceptance of                                                named Entity.                                                   July 16, 2014
Appointment of                                              /s/ Incorp Services, Inc.                                         Date
Registered Agent:                                         Authorized Signature of R.A. or On Behalf of R.A. Entity